EXHIBIT 10.23

                        ASSET PURCHASE AGREEMENT

     THIS AGREEMENT is entered into this 13 day of January, 2003, by and between UNETCOMMERCE, INC., a Delaware corporation (the Seller"), STEVE TIRELLA ("Tirella") CARLOS BLANCO ("Blanco"), and UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Purchaser").

     WHEREAS, the Seller owns various assets more fully described in Exhibit A attached hereto and incorporated herein by reference for all purposes (the "Acquired Assets"); and

     WHEREAS, Tirella and Blanco own all of the issued and outstanding capital stock of the Seller; and

     WHEREAS, the Purchaser desires to purchase from the Seller the Acquired Assets as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the foregoing, and the following mutual covenants and agreements, the parties do hereby agree as follows:

     1. PURCHASE OF ASSETS. The Purchaser does hereby agree to purchase the Acquired Assets, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions. The Seller does hereby agree to sell the Acquired Assets to the Purchaser. The Acquired Assets shall be conveyed to the Purchaser contemporaneously with the execution of this Agreement by the Seller by the execution and delivery to the Purchaser of a bill of sale covering same.

     2. PURCHASE PRICE. The purchase price (the "Purchase Price") to be paid by the Purchaser to the Seller for the Acquired Assets shall be:

          (a) 275,000 shares of the Purchaser's common stock, par value $0.001 per share (the "Stock") have been delivered to each of Tirella and Blanco;

          (b) An employment agreement executed between the Purchaser and Tirella in the form described in Exhibit B attached hereto and incorporated herein by reference for all purposes (the "Tirella
Employment Agreement");

          (c) An employment agreement executed between the Purchaser and Blanco in the form described in Exhibit C attached hereto and incorporated herein by reference for all purposes (the "Blanco Employment Agreement");

          (d) Eight percent of the issued and outstanding shares of the capital stock in a newly formed subsidiary of the Purchaser to Blanco

          (e) Twelve percent of the issued and outstanding shares of the capital stock in a newly formed subsidiary of the Purchaser to Tirella; and

          (f) The sum of $80,000 in cash (the "Cash Payment") to be paid to the Seller as follows: (i) on the 90th day following the execution of this Agreement, the purchaser shall pay the Seller the sum of $20,000, in cash; (ii) following 90 days after the date of this Agreement, the Purchaser shall pay the Seller the sum of $60,000 in nine monthly installments of $6,666.66 each, with the first payment to be due when all of the following condition occurs: the Acquired Assets are producing at least $100,000 in monthly net revenues (the "Revenue Commitment"). If the Acquired Assets do not initially achieve the Revenue Commitment within 12 months following the date of this Agreement, the Purchaser shall have no further liability to the Seller hereunder. The Revenue Commitment is to be determined in accordance with Generally Accepted Accounting Principles.

     3. REGISTRATION RIGHTS. The shares of the Stock for each of Tirella and Blanco shall be subject to registration rights pursuant to a Registration Rights Agreement in the form described in Exhibit D and Exhibit F attached hereto and incorporated herein by reference for all purposes (collectively, the "Registration Rights Agreement").

     4. CHANGE OF NAME OF THE SELLER. The Seller has delivered to the Purchaser duly executed Articles of Amendment to its Certificate of Incorporation reflecting the change of the Seller's corporate name to some name other than UnetCommerce, Inc. along with the filing fee payable to the Secretary of State of Delaware. The Purchaser shall see to the filing of such Articles of Amendment to the Articles of Incorporation of the Seller.

     5. REPRESENTATIONS AND WARRANTIES OF THE SELLER, TIRELLA AND BLANCO. The Seller, Tirella and Blanco represent and warrant as follows:

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          (a)  OWNERSHIP OF THE ACQUIRED ASSETS.  The Seller is the
record owner of the Acquired Assets and is duly authorized and empowered to and has executed and delivered to the Purchaser a bill of sale conveying good, absolute and indefeasible title to the Acquired Assets being sold to the Purchaser hereunder, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions.

          (b) CONDITION OF THE ACQUIRED ASSETS. As of the date hereof, the Seller, Tirella and Blanco warrant that all of the Acquired Assets are in good operating condition with no known defects, and suitable for their intended use.

          (c) RECORDS. The books of account and minute books of the Seller are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

          (d) LITIGATION. There are no legal actions, suits, arbitrations, or other legal, administrative or other governmental proceedings pending or threatened against the Seller and having a material adverse effect on its properties, assets or business; and the Seller, Tirella and Blanco are not aware of any facts which to their knowledge may result in any such action, suit, arbitration, or other proceeding.

          (e) INVESTIGATIONS. There are no investigations, actions, suits, charges, complaints or other proceedings of any character pending, threatened or otherwise asserted against or involving the Acquired Assets at law or in equity by anyone of which the Seller, Tirella and Blanco have knowledge or should have knowledge.

          (f) APPROVAL. The sale of the Acquired Assets and all other provisions of this Agreement have been approved by the Board of Directors and stockholders of the Seller at meetings duly called and held for the purpose of voting on such sale and approval. The Seller, Tirella and Blanco have delivered to the Purchaser a true and correct copy of any corporate resolution required hereunder, certified by its corporate secretary.

          (g) NO UNTRUE STATEMENTS. No representation or warranty by the Seller, Tirella, or Blanco in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (h) RELIANCE. The foregoing representations and warranties are made by the Seller, Tirella, and Blanco with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants that the Purchaser has delivered to the Seller, Tirella and Blanco a copy of a resolution by the Board of Directors of the Purchaser, certified to by the Secretary of the Purchaser that the Board of Directors of the Purchaser has approved the execution of this Agreement and any other document contemplated herein.

     7. SURVIVAL OF WARRANTIES. All representations, covenants, warranties and agreements made by the parties in this Agreement or in any agreement, document, statement or certificate furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive the date of this Agreement and any instrument delivered as described herein. Notwithstanding any investigation or audit conducted before or after the date hereof or the decision of any party to complete the sale and purchase described herein, each party shall be entitled to rely upon the representations, covenants, warranties and agreements set forth herein and therein.

     8. NO BROKERS. Each of the parties represents and warrants to the other parties that all negotiations relative to this Agreement have been carried on by such party directly and without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage or finder's fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and each party shall indemnify and hold harmless all of the other parties hereto against any and all claims, losses, liabilities or expenses which may be asserted against any such other party as a result of the dealings, arrangements or agreements of such party or any of its affiliates with any such person, firm, corporation or entity.

     9. INDEMNIFICATION BY THE SELLER, TIRELLA AND BLANCO. The Seller, Tirella, and Blanco agree to indemnify and hold harmless the Purchaser against and in respect to all damages (as hereinafter defined) in excess of $5,000.00. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Seller, Tirella, and Blanco in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Seller, Tirella, or Blanco in or pursuant to this Agreement, or breach or default in the performance by the Seller, Tirella or Blanco of any of the obligations to be performed by them hereunder.

     Notwithstanding the scope of the representations and warranties of the Seller, Tirella, and Blanco herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the

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preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the date hereof, damages shall also include: all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Seller, as of the date hereof not reflected in any exhibit furnished hereunder, whether known or unknown by the Seller, Tirella or Blanco; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the date hereof involving the Seller or any shareholders thereof other than Tirella or Blanco, whether or not disclosed to the Purchaser; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from the Seller's failure to own or possess, and have good title to all of the Acquired Assets to be acquired by the Purchaser hereunder; all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the failure of the Seller, Tirella or Blanco in any respect to perform any obligation required by them to be performed at or prior to the date hereof, or by reason of any default of the Seller, Tirella or Blanco at the date hereof, under any of the contracts, agreements, leases, documents, or other commitments to which they, or either of them, are a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

     The Seller, Tirella, or Blanco, or any of them, shall reimburse and/or pay on behalf of the Purchaser on demand for any payment made or required to be made by the Purchaser at any time after the date hereof based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give the Seller, Tirella, or Blanco written notice within 30 days after notification of any litigation threatened or instituted against the Purchaser which might constitute the basis of a claim for indemnity by the Purchaser against the Seller, Tirella, or Blanco, or any of them. In the event that the Seller, Tirella, or Blanco fail to reimburse and/or pay on behalf of the Purchaser any amount which the Purchaser is entitled to indemnification hereunder while there is any balance remaining on the Cash Payment or the Tirella Employment Agreement or the Blanco Employment Agreement, in addition to any other remedies either at law or in equity that may be then available to the Purchaser, the Purchaser shall be entitled, at the Purchaser's option, to a credit upon the Cash Payment and the Tirella Employment Agreement or the Blanco Employment Agreement for any amounts paid by the Purchaser, such credit to be applied to the next maturing installments due on the Cash Payment or the Tirella Employment Agreement or the Blanco Employment Agreement until all of such credit is utilized. In the event that after the utilization of all of such credit the Purchaser is still entitled to indemnity from the Seller, Tirella, or Blanco hereunder, the Seller, Tirella, or Blanco shall reimburse and/or pay the Purchaser on demand the balance of any amount of such indemnity to which the Purchaser is entitled hereunder.

     Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire four years after the date hereof, except in the case of the proven fraud by the Seller, Tirella or Blanco as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     10. INDEMNIFICATION BY THE PURCHASER. The Purchaser agrees to indemnify and hold harmless the Seller, Tirella, or Blanco, jointly and severally, against and in respect to all damages incurred by the Seller, Tirella, or Blanco, or any of them, after the date hereof and arising out of the transactions hereunder for which the Purchaser has been determined liable based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions to which the Purchaser is a party, in respect to the damages to which the foregoing indemnity relates. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire four years after the date hereof, except in the case of the proven fraud by the Purchaser hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     11. CONTRACTUAL CONSENTS NEEDED. The parties to this Agreement have delivered to each other all consents required for the consummation of the transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     12.  DELIVERIES BY THE SELLER, TIRELLA, AND BLANCO.

          (a) The bill of sale covering the Acquired Assets, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions, except as may be otherwise permitted hereunder.

          (b) The Tirella Employment Agreement and the Blanco Employment Agreement.

          (c)  The Certificate of Amendment to the Certificate of
Incorporation of the Seller as described herein, along with the required filing fee payable to the Secretary of State of Delaware.

          (d) The certified copies of the various corporate resolutions of the Seller as described in Paragraph 5(f) hereof.

          (e) Any other document which may be necessary to carry out the intent of this Agreement.

     13.  DELIVERIES BY THE PURCHASER.

          (a)  275,000 shares of the Stock issued in favor of Tirella.

          (b)  275,000 shares of the Stock issued in favor of Blanco.

          (c)  The Tirella Employment Agreement.

          (d)  The Blanco Employment Agreement.

          (e)  The Registration Rights Agreement for Tirella.

          (f)  The Registration Rights Agreement for Blanco.

          (g) The certified copy of a resolution of the Board of Directors of the Purchaser as described in Paragraph 6 hereof.

          (h) Any other document which may be necessary to carry out the intent of this Agreement.

     14. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Seller, Tirella, or Blanco, addressed to Mr. Carlos Blanco at 5000 Birch, Suite 3000, Newport Beach, California 92660, telecopier (949) 476-3637, and e-mail cblanco@unetcommerce.com; and if to the Purchaser, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telecopier (949) 474-1404, and e-mail mellis@ubcom.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     15. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     16. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

     17. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     19. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     20. PUBLIC ANNOUNCEMENTS. Except as otherwise required by law, no public announcements shall be made by any party regarding the transactions contemplated hereby without the prior approval of the other parties, which approval shall not be unreasonably withheld.

     21. CONTROLLING AGREEMENT. In the event of any conflict between the terms of this Agreement or the any other agreement described herein, the terms of this Agreement shall control.

     22. NO THIRD-PARTY BENEFICIARY. Any agreement to pay an amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     24. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     25. PERFECTION OF TITLE. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     26. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     27. WAIVER. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     28. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     29. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     30. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. This Agreement supersedes any written or oral agreement between the parties. No party hereto is relying on any oral statements or representations of any other party, or any officer, director, agent, stockholder or employee of another party.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   UNETCOMMERCE, INC.



                                   By/s/Steve Tirella
                                     ---------------------------
                                     Steve Tirella, President



                                   /s/Steve Tirella
                                   -----------------------------
                                   STEVE TIRELLA



                                   /s/Carlos Blanco
                                   -----------------------------
                                   CARLOS BLANCO


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By:   /s/Mark Ellis
                                      --------------------------
                                      Mark Ellis, CEO

Attachments:
-----------

Exhibit A - The Acquired Assets
Exhibit B - The Tirella Employment Agreement
Exhibit C - The Blanco Employment Agreement
Exhibit D - The Registration Rights Agreement for Tirella
Exhibit E - The Registration Rights Agreement for Blanco
Exhibit F - The Covenant not to Compete Agreement

                           The Acquired Assets

1. Customer base. This includes all billing information for current revenue generating accounts and the servers and software used to bill the customer base.
2. Web hosting related assets: This includes all servers, software and network equipment.
3. Distributor network. This includes all distributor agreements, compensation plans, marketing material, policies, procedures, training materials, training systems, all down line information and commissioning software.
4. Any and all contracts necessary to provide support or services to the customer base and/or distributor base as well as conducting on-going business.
5. All intellectual assets: All patents, copyrights, marketing concepts, etc.
6. All bank accounts and cash in the accounts at the end of the business day on the date of the Asset Purchase Agreement.
7.   All unsettled credit card billings.
8.   All accounts receivables or unbilled revenues.
9. All fixed assets including but not limited to computers, desks, chairs, office equipment, etc.
10.  Any other asset paid for by the company.

                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
                          EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made this 14th day of January 2003, between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and STEVE TIRELLA (the "Employee").

     1. CONDITIONS OF EMPLOYMENT. As of the date hereof, the Company hereby employs the Employee as a Director of Internet Marketing, and the Employee accepts such employment, subject to the terms and conditions set forth herein. The Employee shall perform all duties and services regularly incident to the position of a Director of Internet Marketing of the Company, and the Employee shall perform such other duties and services as may be prescribed by the CEO of the Company from time to time; provided, however, that the duties and services the Employee will be asked to provide will be at minimum of the nature of his position as a Director of Internet Marketing of the Company. During his employment hereunder, the Employee shall devote his best efforts and attention, on a full-time basis, to the performance of the duties required of his as an employee of the Company. The Employee further agrees to serve without additional compensation in such executive positions with any subsidiaries of the Company as the CEO of the Company may designate and to fulfill the responsibilities incident to such positions.

     2. TERM OF EMPLOYMENT. The initial term of employment shall commence on the date hereof, and shall continue for a period of one year; after the initial term the Agreement shall automatically renew for one year term until termination by either party as provided in Paragraph 5 or 6 hereof.

     3. DEVOTION OF EFFORT. The Employee agrees to devote sufficient time, attention, and skill to the performance of his duties as an employee of the Company as set out and authorized by the CEO. During the term of this Agreement, he shall not render services on his own or on behalf of any party other than the Company unless otherwise authorized by the CEO.

     4.   COMPENSATION AND BENEFITS.

          (a) SALARY. As compensation for the services to be rendered hereunder, the Company will pay to the Employee an annual salary in an amount equal to $90,000.

          (b) COMMISSION. A commission equal to two percent (2%) of all billed revenues for services of the uNetCommerce assets purchased, payable on the last payroll of the month following the receipt of any such revenues.

          (c) EMPLOYEE BENEFIT PLANS. The Employee shall be entitled to participate in all employee benefit plans on the same terms and conditions as all other employees similarly situated.

     5. TERMINATION FOR DISABILITY. If the Employee, during the term of this Agreement, shall fail to perform his duties hereunder as a result of disability, as defined in Paragraph 7 below, the Company shall have the right to terminate this Agreement and the employment hereunder as of a date to be specified in a written notice of termination sent to the Employee.

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
     6. TERMINATION FOR CAUSE. If the Employee shall (a) be convicted of a felony, or (b) engage in conduct as defined under cause, all as set out in Paragraph 7 below, the Company shall have the right to terminate this contract and employment hereunder in the manner as set out in Paragraph 7 and upon notice given in the manner specified herein.

     7. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

          (a) "Termination Date" shall mean the date on which the Employee ceases to be an employee of the Company irrespective of the cause or manner in which employment ends.

          (b) "Disabled" or "Disability" shall mean a determination by independent competent medical authority that the Employee is unable to perform his duties and that in all reasonable medical likelihood such inability will continue for a period in excess of 90 days. Unless otherwise agreed by the Employee and the CEO, the independent medical authority shall be selected by the Employee and the Company each selecting a board certified licensed physician and the two physicians selected shall designate an independent medical authority, whose determination of Disability shall be binding upon the Company and the Employee.

          (c) "Cause" shall mean. (i) the Employee's conviction of a felony or any other criminal act involving moral turpitude; (ii) deliberate and intentional continuing refusal by the Employee to substantially perform his duties and obligations under this Agreement (except by reason of incapacity due to illness or accident) if the Employee (1) shall have either failed to remedy such alleged breach within 15 days from the date written notice is given by the CEO demanding that the Employee remedy such alleged breach, or (2) shall have failed to take reasonable steps in good faith to that end during such 15 day period.

     8. DEATH. If the Employee shall die during the term of this Agreements his legal representatives shall be entitled to receive his compensation as provided in Paragraph 4 hereof.

     9. INABILITY TO PERFORM DUTIES. If the Employee becomes disabled, his salary payments may be reduced or terminated by the Company at its absolute discretion. The Employee's full salary shall be reinstated upon his return to full-time employment and the full discharge of his duties hereunder.

     10.  CONFIDENTIAL INFORMATION AND TRADE SECRETS.

          (a) The Employee recognizes that the Employee's position with the Company requires considerable responsibility and trust, and, in reliance on the Employee's loyalty, the Company may entrust the Employee with highly sensitive confidential, restricted and proprietary information involving Trade Secrets and Confidential Information of the Company and its affiliates.

          (b) For purposes of this Agreement, a "Trade Secret" is any scientific or technical information, design, process, procedure, formula or improvement of the Company or any of its affiliates that is valuable and not generally known to competitors of the Company and its affiliates. "Confidential Information" is any data or information, other than Trade Secrets, of the Company or any of its affiliates that is important, competitively sensitive, and not generally known by the public, including, but not limited to, the strategic and business plans, business prospects, training manuals, product development plans, bidding and pricing procedures, market strategies, internal performance statistics, financial data, confidential personnel information concerning employees, supplier data, operational or administrative plans, policy manuals, and terms and conditions of contracts and agreements and such similar information relating to subsidiaries and affiliates of the Company. The terms "Trade Secret" and "Confidential Information" shall not apply to information which is (i) already in the Employee's possession (unless such information was obtained by the Employee from the Company or its affiliates or was obtained by the Employee in the course of the Employee's employment by the Company or its affiliates), (ii) received by the Employee from a third party with no restriction on disclosure, (iii) becomes generally available to the public through no wrongful act on the part of the Employee, or (iv) required to be disclosed by any applicable law.

          (c) Except as required to perform the Employee's duties as an employee, the Employee will not use or disclose any Trade Secrets or Confidential Information during his employment, at any time after termination of his employment and prior to such time as they cease to be Trade Secrets or Confidential Information through no act of the Employee in violation of this Paragraph 11.

          (d) Upon the request of the Company and, in any event, upon the termination of employment hereunder, the Employee will surrender to the Company all memoranda, notes, records, drawings, manuals, distributor lists, or other documents (including all copies thereof) pertaining to the Company's business, the Employee's employment or the business of the Company or its affiliates. The Employee will also leave with the Company all materials involving any Trade Secrets or Confidential Information. All such information and materials, whether or not made or developed by the Employee, shall be the sole and exclusive property of the Company or its affiliates, and the Employee hereby assigns to the Company all of the Employee's right, title and interest in and to any and all of such information and materials.

          (e) If a judicial determination is made that any of the provisions of this Paragraph 12 constitutes an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of this Paragraph 12 shall be rendered void only to the extent that such judicial determination finds such provisions to be unreasonable or otherwise unenforceable. In this regard, the parties hereto hereby agree that any judicial authority construing this Agreement shall be empowered to sever any portion of the territory or prohibited business activity from the coverage of this Paragraph 12 and to apply the provisions of this Paragraph 12 to the remaining portion of the territory or the remaining business activities not so severed by such judicial authority. Moreover, notwithstanding the fact that any provisions of this Paragraph 12 are determined not to be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such provision by the Employee. The time period during which the prohibitions set forth in this Paragraph 12 shall apply shall be tolled and suspended as to the Employee for a period equal to the aggregate quantity of time during which the Employee violates such prohibitions in any respect.

     11. SPECIFIC ENFORCEMENT. The Employee specifically acknowledges and agrees that the restrictions set forth in Paragraphs 11 and 12 hereof are reasonable and necessary to protect the legitimate interest of the Company and its affiliates and that the Company would not have employed the Employee in the absence of such restrictions. The Employee further acknowledges and agrees that any violation of the provisions of Paragraphs 11 or 12 hereof will result in irreparable injury to the Company or its affiliates, that the remedy at law for any violation or threatened violation of such paragraphs will be inadequate and that in the event of any such breach, the Company or its affiliates, in addition to any other remedies or damages available at law or in equity, shall be entitled to temporary injunctive relief before trial from any court of competent jurisdiction as a matter of course and to permanent injunctive relief without the necessity of proving actual damages.

     12. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     13. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     14. NOTICE. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 474-1500, fax (949) 474-1404, and
e-mail mellis@ubcom.com; and if to the Employee, addressed to Mr. Steve Tirella at 30902 Clubhouse Drive #18D, Laguna Miguel, California 92677, and telephone (949) 218-7733; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     15. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument. If any covenant in this Agreement, or any part thereof, is held to be unenforceable because of its duration or its geographic scope, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such covenant to the longest duration and to the greatest geographical scope which is permitted, and, in said reduced form, such covenant shall then be enforced. The Employee acknowledges that the provisions of this Agreement are reasonable and necessary for the protection of the Company, that the consideration therefor is reasonable and sufficient, and that the provisions of this Agreement are an inducement without which the Company would not have entered into this Agreement.

     19. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     20. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     21. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     22. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.

                                   By: /s/ Mark Ellis
                                       -----------------------------
                                       Mark Ellis, CEO


                                       /s/ Steve Tirella
                                       -----------------------------
                                       STEVE TIRELLA, Employee

                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
                          EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made this 14th day of January 2003, between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and CARLOS BLANCO (the "Employee").

     1. CONDITIONS OF EMPLOYMENT. As of the date hereof, the Company hereby employs the Employee as a Sales Director, and the Employee accepts such employment, subject to the terms and conditions set forth herein. The Employee shall perform all duties and services regularly incident to the position of a Sales Director of the Company, and the Employee shall perform such other duties and services as may be prescribed by the CEO of the Company from time to time; provided, however, that the duties and services the Employee will be asked to provide will be at minimum of the nature of his position as a Sales Director of the Company. During his employment hereunder, the Employee shall devote his best efforts and attention, on a full-time basis, to the performance of the duties required of his as an employee of the Company. The Employee further agrees to serve without additional compensation in such executive positions with any subsidiaries of the Company as the CEO of the Company may designate and to fulfill the responsibilities incident to such positions.

     2. TERM OF EMPLOYMENT. The initial term of employment shall commence on the date hereof, and shall continue for a period of one year; after the initial term the Agreement shall automatically renew for one year term until termination by either party as provided in Paragraph 5 or 6 hereof.

     3. DEVOTION OF EFFORT. The Employee agrees to devote sufficient time, attention, and skill to the performance of his duties as an employee of the Company as set out and authorized by the CEO. During the term of this Agreement, he shall not render services on his own or on behalf of any party other than the Company unless otherwise authorized by the CEO.

     4.   COMPENSATION AND BENEFITS.

          (a) SALARY. As compensation for the services to be rendered hereunder, the Company will pay to the Employee an annual salary in an amount equal to $90,000.

          (b) COMMISSION. A commission equal to one percent (1%) of all billed revenues for services of the uNetCommerce assets purchased, payable on the last payroll of the month following the receipt of any such revenues.

          (c) EMPLOYEE BENEFIT PLANS. The Employee shall be entitled to participate in all employee benefit plans on the same terms and conditions as all other employees similarly situated.

     5. TERMINATION FOR DISABILITY. If the Employee, during the term of this Agreement, shall fail to perform his duties hereunder as a result of disability, as defined in Paragraph 7 below, the Company shall have the right to terminate this Agreement and the employment hereunder as of a date to be specified in a written notice of termination sent to the Employee.

     6. TERMINATION FOR CAUSE. If the Employee shall (a) be convicted of a felony, or (b) engage in conduct as defined under cause, all as set out in Paragraph 7 below, the Company shall have the right to terminate this contract and employment hereunder in the manner as set out in Paragraph 7 and upon notice given in the manner specified herein.

     7. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

          (a) "Termination Date" shall mean the date on which the Employee ceases to be an employee of the Company irrespective of the cause or manner in which employment ends.

          (b) "Disabled" or "Disability" shall mean a determination by independent competent medical authority that the Employee is unable to perform his duties and that in all reasonable medical likelihood such inability will continue for a period in excess of 90 days. Unless otherwise agreed by the Employee and the CEO, the independent medical authority shall be selected by the Employee and the Company each selecting a board certified licensed physician and the two physicians selected shall designate an independent medical authority, whose determination of Disability shall be binding upon the Company and the Employee.

          (c) "Cause" shall mean. (i) the Employee's conviction of a felony or any other criminal act involving moral turpitude; (ii) deliberate and intentional continuing refusal by the Employee to substantially perform his duties and obligations under this Agreement (except by reason of incapacity due to illness or accident) if the Employee (1) shall have either failed to remedy such alleged breach within 15 days from the date written notice is given by the CEO demanding that the Employee remedy such alleged breach, or (2) shall have failed to take reasonable steps in good faith to that end during such 15 day period.

     8. DEATH. If the Employee shall die during the term of this Agreements his legal representatives shall be entitled to receive his compensation as provided in Paragraph 4 hereof.

     9. INABILITY TO PERFORM DUTIES. If the Employee becomes disabled, his salary payments may be reduced or terminated by the Company at its absolute discretion. The Employee's full salary shall be reinstated upon his return to full-time employment and the full discharge of his duties hereunder.

     10.  CONFIDENTIAL INFORMATION AND TRADE SECRETS.

          (a) The Employee recognizes that the Employee's position with the Company requires considerable responsibility and trust, and, in reliance on the Employee's loyalty, the Company may entrust the Employee with highly sensitive confidential, restricted and proprietary information involving Trade Secrets and Confidential Information of the Company and its affiliates.

          (b) For purposes of this Agreement, a "Trade Secret" is any scientific or technical information, design, process, procedure, formula or improvement of the Company or any of its affiliates that is valuable and not generally known to competitors of the Company and its affiliates. "Confidential Information" is any data or information, other than Trade Secrets, of the Company or any of its affiliates that is important, competitively sensitive, and not generally known by the public, including, but not limited to, the strategic and business plans, business prospects, training manuals, product development plans, bidding and pricing procedures, market strategies, internal performance statistics, financial data, confidential personnel information concerning employees, supplier data, operational or administrative plans, policy manuals, and terms and conditions of contracts and agreements and such similar information relating to subsidiaries and affiliates of the Company. The terms "Trade Secret" and "Confidential Information" shall not apply to information which is (i) already in the Employee's possession (unless such information was obtained by the Employee from the Company or its affiliates or was obtained by the Employee in the course of the Employee's employment by the Company or its affiliates), (ii) received by the Employee from a third party with no restriction on disclosure, (iii) becomes generally available to the public through no wrongful act on the part of the Employee, or (iv) required to be disclosed by any applicable law.

          (c) Except as required to perform the Employee's duties as an employee, the Employee will not use or disclose any Trade Secrets or Confidential Information during his employment, at any time after termination of his employment and prior to such time as they cease to be Trade Secrets or Confidential Information through no act of the Employee in violation of this Paragraph 11.

          (d) Upon the request of the Company and, in any event, upon the termination of employment hereunder, the Employee will surrender to the Company all memoranda, notes, records, drawings, manuals, distributor lists, or other documents (including all copies thereof) pertaining to the Company's business, the Employee's employment or the business of the Company or its affiliates. The Employee will also leave with the Company all materials involving any Trade Secrets or Confidential Information. All such information and materials, whether or not made or developed by the Employee, shall be the sole and exclusive property of the Company or its affiliates, and the Employee hereby assigns to the Company all of the Employee's right, title and interest in and to any and all of such information and materials.

          (e) If a judicial determination is made that any of the provisions of this Paragraph 12 constitutes an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of this Paragraph 12 shall be rendered void only to the extent that such judicial determination finds such provisions to be unreasonable or otherwise unenforceable. In this regard, the parties hereto hereby agree that any judicial authority construing this Agreement shall be empowered to sever any portion of the territory or prohibited business activity from the coverage of this Paragraph 12 and to apply the provisions of this Paragraph 12 to the remaining portion of the territory or the remaining business activities not so severed by such judicial authority. Moreover, notwithstanding the fact that any provisions of this Paragraph 12 are determined not to be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such provision by the Employee. The time period during which the prohibitions set forth in this Paragraph 12 shall apply shall be tolled and suspended as to the Employee for a period equal to the aggregate quantity of time during which the Employee violates such prohibitions in any respect.

     11. SPECIFIC ENFORCEMENT. The Employee specifically acknowledges and agrees that the restrictions set forth in Paragraphs 11 and 12 hereof are reasonable and necessary to protect the legitimate interest of the Company and its affiliates and that the Company would not have employed the Employee in the absence of such restrictions. The Employee further acknowledges and agrees that any violation of the provisions of Paragraphs 11 or 12 hereof will result in irreparable injury to the Company or its affiliates, that the remedy at law for any violation or threatened violation of such paragraphs will be inadequate and that in the event of any such breach, the Company or its affiliates, in addition to any other remedies or damages available at law or in equity, shall be entitled to temporary injunctive relief before trial from any court of competent jurisdiction as a matter of course and to permanent injunctive relief without the necessity of proving actual damages.

     12. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     13. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     14. NOTICE. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 474-1500, fax (949) 474-1404, and
e-mail mellis@ubcom.com; and if to the Employee, addressed to Mr. Carlos Blanco at 26745 Baronet, Mission, Viejo, California 92692, telephone
(949) 348-0222, fax (949) 582-7566, and e-mail cblanco@unetcommerce.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     15. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument. If any covenant in this Agreement, or any part thereof, is held to be unenforceable because of its duration or its geographic scope, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such covenant to the longest duration and to the greatest geographical scope which is permitted, and, in said reduced form, such covenant shall then be enforced. The Employee acknowledges that the provisions of this Agreement are reasonable and necessary for the protection of the Company, that the consideration therefor is reasonable and sufficient, and that the provisions of this Agreement are an inducement without which the Company would not have entered into this Agreement.

     19. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     20. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     21. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     22. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.

                                   By: /s/ Mark Ellis
                                       -----------------------------
                                       Mark Ellis, CEO


                                       /s/ Carlos Blanco
                                       -----------------------------
                                       CARLOS BLANCO, Employee

                      REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of January 13, 2003, by and between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and STEVE TIRELLA (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder 275,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. REGISTRATION RIGHTS AVAILABLE. Pursuant to the terms and conditions contained herein, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

     2. REGISTRATION RIGHTS. With respect to the Registration Rights, the parties agree as follows:

          (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

          (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration Statement relating thereto, or such other shorter period of time as the underwriters may require.

     3. REGISTRATION PROCEDURE. With respect to the Registration Rights, the following provisions shall apply:

          (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

          (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

               (iii)So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

          (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

          (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

          (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     4. BLACKOUT PERIOD. At any time after the effective date of the Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will (a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

     5. LOCK-UP. In connection with any Underwritten Public Offering, the Holder agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

     6. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     7. INDEMNIFICATION BY THE COMPANY. In the event of any registration of the Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

     8. INDEMNIFICATION BY THE HOLDER. The Company may require, as a condition to including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

     9. NOTICE OF CLAIMS. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

     10. INDEMNIFICATION PAYMENTS. The indemnification required by this Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     11. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

     12. TERMINATION OF THIS AGREEMENT. This Agreement shall terminate with respect to the Holder when all of the Registrable Securities have been registered as provided herein.

     13. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

     14. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Orange County, California, as well as of the Superior Courts of the State of

California in Orange County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     15. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for
(a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be Irvine, California. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.
Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

     16. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

     17. NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 437-1500, fax (949) 474-1404, and
e-mail mellis@ubcom.com; and if to the Holder, addressed to Mr. Steve Tirella at 30902 Clubhouse Drive, Laguna Miguel, California 92677, and telephone (949) 218-7733, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     18. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     19. GENERAL ASSURANCES. The parties agree to execute, acknowledge, and deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

     20. CONSTRUCTION OF AGREEMENT. The parties hereto acknowledge and agree that neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

     21. NO THIRD PARTY BENEFICIARIES. Except as otherwise expressly forth in this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

     22. INCORPORATION BY REFERENCE. Any agreement referred to herein is hereby incorporated into this Agreement by this reference.

     23. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     24. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     25. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     26. EXCUSABLE DELAY. None of the parties hereto shall be obligated to perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     27.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.

     28. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     29. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     30. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By/s/Mark Ellis
                                     ---------------------------------
                                     Mark Ellis, President



                                   /s/Steve Tirella
                                   -----------------------------------
                                   STEVE TIRELLA

                      REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of January 13, 2003, by and between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and CARLOS BLANCO (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder 275,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. REGISTRATION RIGHTS AVAILABLE. Pursuant to the terms and conditions contained herein, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

     2. REGISTRATION RIGHTS. With respect to the Registration Rights, the parties agree as follows:

          (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

          (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration Statement relating thereto, or such other shorter period of time as the underwriters may require.

     3. REGISTRATION PROCEDURE. With respect to the Registration Rights, the following provisions shall apply:

          (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

          (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

               (iii)So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

          (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

          (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

          (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     4. BLACKOUT PERIOD. At any time after the effective date of the Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will (a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

     5. LOCK-UP. In connection with any Underwritten Public Offering, the Holder agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

     6. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     7. INDEMNIFICATION BY THE COMPANY. In the event of any registration of the Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

     8. INDEMNIFICATION BY THE HOLDER. The Company may require, as a condition to including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

     9. NOTICE OF CLAIMS. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

     10. INDEMNIFICATION PAYMENTS. The indemnification required by this Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     11. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

     12. TERMINATION OF THIS AGREEMENT. This Agreement shall terminate with respect to the Holder when all of the Registrable Securities have been registered as provided herein.

     13. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

     14. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Orange County, California, as well as of the Superior Courts of the State of

California in Orange County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     15. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for
(a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be Irvine, California. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.
Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

     16. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

     17. NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 437-1500, fax (949) 474-1404, and
e-mail mellis@ubcom.com; and if to the Holder, addressed to Mr. Carlos Blanco at 26745 Baronet, Mission Viejo, California 92692, telephone (949) 348-0222, fax (949) 582-7566, and e-mail cblanco@unetcommerce.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     18. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     19. GENERAL ASSURANCES. The parties agree to execute, acknowledge, and deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

     20. CONSTRUCTION OF AGREEMENT. The parties hereto acknowledge and agree that neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

     21. NO THIRD PARTY BENEFICIARIES. Except as otherwise expressly forth in this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

     22. INCORPORATION BY REFERENCE. Any agreement referred to herein is hereby incorporated into this Agreement by this reference.

     23. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     24. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     25. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     26. EXCUSABLE DELAY. None of the parties hereto shall be obligated to perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     27.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.

     28. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     29. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     30. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By/s/Mark Ellis
                                     ---------------------------------
                                     Mark Ellis, President


                                   /s/Carlos Blanco
                                   -----------------------------------
                                   CARLOS BLANCO

                        NON-COMPETITION AGREEMENT

     THIS AGREEMENT is made this 13th day of January, 2003, between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and CARLOS BLANCO (the "Employee").

     WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Asset Purchase Agreement dated January 13, 2003 by and between the Company, UNetCommerce, Inc., a Delaware corporation ("UNetCommerce"), Steve Tirella, and the Employee (the "Asset Purchase Agreement"); and

     WHEREAS, pursuant to the Asset Purchase Agreement, the Employee and the Company have executed that certain Employment Agreement of even date herewith (the "Employment Agreement"); and

     WHEREAS, the execution and delivery of this Agreement by the Employee is a condition precedent to the consummation of the transactions contemplated in the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1. PAYMENT TO THE EMPLOYEE. Contemporaneously with the execution and delivery of this Agreement, and in full and final payment of all obligations of the Company to the Employee hereunder, there has been delivered to the Employee 275,000 shares of the Company's common stock, par value $0.001 per share, the receipt and sufficiency of which are hereby acknowledged by the Employee.

     2. COVENANT NOT TO COMPETE. The Employee hereby covenants and agrees with the Company that during the period which is the longer of two years, the term of his employment with the Company, or 18 months after the termination of his employment, for any reason, with or without cause, the Employee will not, except as expressly permitted hereunder, directly or indirectly:

          (a) Operate, develop or own any interest other than the ownership of less than five percent of the equity securities of a publicly traded company, in any business which has significant activities (viewed in relation to the business of the Company or its affiliates), or has announced intentions to focus significant resources, relating to any business in which the Company or its affiliates is currently engaged and the business of building, owning, managing, leasing or operating wireless carriers or other similar entities (a "Business");

          (b) Compete with the Company or its affiliates in the operation or development of any Business within North America (Canada, Mexico, and the United States of America);

          (c) Be employed by any business which owns, manages, or operates a Business;

          (d) Interfere with, solicit, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company or its affiliates, and any customer, client, supplier or employee of the Company or its affiliates; or

          (e) Solicit any employee of the Company or its affiliates to leave their employment with the Company or its subsidiaries or affiliates, as the case may be, or hire any such employee to work for a Business.

     The Employee shall not be entitled to circumvent the provisions of this Agreement by entering into a relationship with a Business as a consultant, director, adviser, or otherwise, which has the effect of competing with the Company, its affiliates or subsidiaries.

     This covenant on the part of the Employee shall be construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by the Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant.

     3. REMEDIES FOR BREACH. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

          (a) The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

     The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits (the "Benefits") derived or received by the Employee as a result of any transactions constituting a breach of any of the provisions of this Agreement, the Employee agreeing to account for and pay over the Benefits as provided above.

     4. CONTROLLING AGREEMENT. In the event of any conflict between the terms of this Agreement, the Employment Agreement, or the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

     5. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     6. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     7. NOTICE. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 437-1500, fax (949) 437-1404, and
e-mail mellis@ubcom.com; and if to the Employee, addressed to Mr. Carlos Blanco at 26745 Baronet, Mission Viejo, California 92692, telephone (949) 348-0222, fax (949) 582-7566, and e-mail cblanco@unetcommerce.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     8. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     9. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     10. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     11. INVALIDITY. If a judicial determination is made that any of the provisions of this Agreement constitutes an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of this Agreement shall be rendered void only to the extent that such judicial determination finds such provisions to be unreasonable or otherwise unenforceable. In this regard, the parties hereto hereby agree that any judicial authority construing this Agreement shall be empowered to sever any portion of the territory or prohibited business activity from the coverage of this Agreement and to apply the provisions of this Agreement to the remaining portion of the territory or the remaining business activities not so severed by such judicial authority. Moreover, notwithstanding the fact that any provisions of this Agreement are determined not to be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such provision by the Employee. The time period during which the prohibitions set forth in this Agreement shall apply shall be tolled and suspended as to the Employee for a period equal to the aggregate quantity of time during which the Employee violates such prohibitions in any respect.

     12. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     13. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     15. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                UNIVERSAL BROADBAND COMMUNICATIONS, INC.

                                By/s/Mark Ellis
                                  -------------------------
                                  Mark Ellis, President

                                /s/Carlos Blanco
                                ---------------------------
                                CARLOS BLANCO

                        NON-COMPETITION AGREEMENT

     THIS AGREEMENT is made this 13 day of January, 2003, between UNIVERSAL BROADBAND COMMUNICATIONS, INC., a Nevada corporation (the "Company"), and STEVE TIRELLA (the "Employee").

     WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Asset Purchase Agreement dated January 13, 2003 by and between the Company, UNetCommerce, Inc., a Delaware corporation ("UNetCommerce"), Steve Tirella, and the Employee (the "Asset Purchase Agreement"); and

     WHEREAS, pursuant to the Asset Purchase Agreement, the Employee and the Company have executed that certain Employment Agreement of even date herewith (the "Employment Agreement"); and

     WHEREAS, the execution and delivery of this Agreement by the Employee is a condition precedent to the consummation of the transactions contemplated in the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1. PAYMENT TO THE EMPLOYEE. Contemporaneously with the execution and delivery of this Agreement, and in full and final payment of all obligations of the Company to the Employee hereunder, there has been delivered to the Employee 275,000 shares of the Company's common stock, par value $0.001 per share, the receipt and sufficiency of which are hereby acknowledged by the Employee.

     2. COVENANT NOT TO COMPETE. The Employee hereby covenants and agrees with the Company that during the period which is the longer of two years, the term of his employment with the Company, or 18 months after the termination of his employment, for any reason, with or without cause, the Employee will not, except as expressly permitted hereunder, directly or indirectly:

          (a) Operate, develop or own any interest other than the ownership of less than five percent of the equity securities of a publicly traded company, in any business which has significant activities (viewed in relation to the business of the Company or its affiliates), or has announced intentions to focus significant resources, relating to any business in which the Company or its affiliates is currently engaged and the business of building, owning, managing, leasing or operating wireless carriers or other similar entities (a "Business");

          (b) Compete with the Company or its affiliates in the operation or development of any Business within North America (Canada, Mexico, and the United States of America);

          (c) Be employed by any business which owns, manages, or operates a Business;

          (d) Interfere with, solicit, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company or its affiliates, and any customer, client, supplier or employee of the Company or its affiliates; or

          (e) Solicit any employee of the Company or its affiliates to leave their employment with the Company or its subsidiaries or affiliates, as the case may be, or hire any such employee to work for a Business.

     The Employee shall not be entitled to circumvent the provisions of this Agreement by entering into a relationship with a Business as a consultant, director, adviser, or otherwise, which has the effect of competing with the Company, its affiliates or subsidiaries.

     This covenant on the part of the Employee shall be construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by the Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant.

     3. REMEDIES FOR BREACH. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

          (a) The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

     The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits (the "Benefits") derived or received by the Employee as a result of any transactions constituting a breach of any of the provisions of this Agreement, the Employee agreeing to account for and pay over the Benefits as provided above.

     4. CONTROLLING AGREEMENT. In the event of any conflict between the terms of this Agreement, the Employment Agreement, or the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

     5. ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     6. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     7. NOTICE. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. Mark Ellis at 4 Park Plaza, Suite 800, Irvine, California 92614, telephone (949) 437-1500, fax (949) 437-1404, and
e-mail mellis@ubcom.com; and if to the Employee, addressed to Mr. Carlos Blanco at 26745 Baronet, Mission Viejo, California 92692, telephone (949) 348-0222, fax (949) 582-7566, and e-mail cblanco@unetcommerce.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     8. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     9. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     10. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     11. INVALIDITY. If a judicial determination is made that any of the provisions of this Agreement constitutes an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of this Agreement shall be rendered void only to the extent that such judicial determination finds such provisions to be unreasonable or otherwise unenforceable. In this regard, the parties hereto hereby agree that any judicial authority construing this Agreement shall be empowered to sever any portion of the territory or prohibited business activity from the coverage of this Agreement and to apply the provisions of this Agreement to the remaining portion of the territory or the remaining business activities not so severed by such judicial authority. Moreover, notwithstanding the fact that any provisions of this Agreement are determined not to be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such provision by the Employee. The time period during which the prohibitions set forth in this Agreement shall apply shall be tolled and suspended as to the Employee for a period equal to the aggregate quantity of time during which the Employee violates such prohibitions in any respect.

     12. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     13. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     15. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                UNIVERSAL BROADBAND COMMUNICATIONS, INC.


                                By/s/Mark Ellis
                                  -------------------------
                                  Mark Ellis, President

                                /s/ Steve Tirella
                                ---------------------------
                                Steve Tirella




                              End of Filing